December 30, 2010

VIA EDGAR

The United States Securities and
Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549-8629

Re:           Nationwide Life Insurance Company
Nationwide Variable Account-II
File Numbers 333-168818 and 811-03330

Dear Ms. Marquigny:

On behalf of Nationwide Life Insurance Company (“Nationwide”) and its Nationwide Variable Account-II (“Variable Account”), we are filing this Pre-Effective Amendment No. 1 to the Registration Statement indicated above.  This filing is being made electronically via EDGAR in accordance with Regulation S-T.

On August 13, 2010, Nationwide filed an initial Registration Statement on Form N-4 for Individual Flexible Premium Deferred Variable Annuity Contracts to be offered through the Variable Account.  Nationwide received your written comments in a letter dated September 23, 2010.  This Pre-Effective Amendment No. 1 reflects redlined changes that are a result of Staff comments contained in the September 23, 2010 letter and other miscellaneous disclosure changes, including the increase in price of the Liquidity Option from 0.45% to 0.50%.  Each comment is restated below and is accompanied by Nationwide’s response.

1. Guarantees. Please clarify supplementally whether there are any types of guarantees or support agreements with third parties to support any of the company's guarantees under the policy or any of its related riders. If there are none, please include a representation in your response letter indicating that there are no such agreements and the company will be solely responsible for paying out all guarantees associated with the contract and its related riders.

Response. Nationwide Life Insurance Company has no guarantees or support agreements with third parties to support any of its guarantees under the contract or any of its related riders.  Nationwide Life Insurance Company is solely responsible for paying out all guarantees associated with the contract and its related riders.

2. Periodic Charge Table (p.6).
a. Liquidity Option. Please consider modifying the name of this option so the reader has a sense of the benefit just from looking at the table (e.g., "Liquidity Reduced CDSC Schedule Option") without consulting the footnotes.

Response.  We have revised the disclosure to, in several places, reflect the name of this rider as "Reduced CDSC Option ("Liquidity Option")."  We have elected to add this alternate naming convention into the prospectus only in certain locations in order to maintain the marketing aspect of the name of the rider.

b.         Extra Value Options. If the Extra Value Options will not be offered unless Registrant's pending application for exemptive relief is granted, please move all disclosure about these options to a prospectus supplement including fee table line items, related footnotes and narrative descriptions in the prospectus body. Also, in your response letter, please include a representation stating that the supplement will not be provided with the prospectus until the requested relief has been granted. Alternatively, if these options will be offered before Registrant obtains the exemptive relief currently under Staff review, please modify both fee table and narrative disclosure accordingly. The revised disclosure should indicate that: (i) the options are available; and (ii) Nationwide may recapture the Extra Value Credits if the SEC approves Nationwide's pending exemptive application to allow the recapture as described on pages 21 and 22 and only upon redemptions occurring after an SEC order is granted.

Response.  We have revised the prospectus to remove all references to the Extra Value Options.  All such removed language has been moved to a supplement (without an effective date).  Nationwide represents that it will not issue the supplement unless and until an effective order is issued by the SEC relating to Nationwide's pending exemptive application.

c.         Maximum Contract Expenses. If Registrant will not offer the Extra Value Options absent exemptive relief and the corresponding recapture of Extra Value Credits, please revise the Summary of Maximum Contract Expenses to reflect the expenses associated with the Liquidity Option instead. This comment also applies to the expense Examples under the same circumstances.

Response.  We have revised the Summary of Maximum Contract Expenses and expense Examples accordingly.

3. Contract Synopsis (pp. 8-11).
a.         Generally. In the synopsis sections describing the costs associated with the various optional benefits, please consider providing a brief (one or two sentence) summary of the purpose served by each feature.

Response.  We have revised the subsections for the optional benefits in the “Synopsis of the Contracts” section to provide a brief summary of each optional benefit.

b.         Credits on Purchase Payments. Please clarify that the credits referred to here are not the same as the Extra Value Credits associated with the Extra Value Options.

Response.  We have revised the “Credits on Purchase Payments” subsection to include the following:

PPCs are distinct from the Extra Value Option credits described later in this prospectus.

Please note that this revised disclosure appears in the Extra Value Options supplement as Item 6.

c.         Cautionary Disclosure. Please use bold face type or some other means of drawing attention to the limitation on purchase payments in the last sentence of the Liquidity Option summary and the sentence discussing allocation restrictions under the Extra Value Options heading.

Response.  We have revised the second paragraph of the “Liquidity Option” subsection as follows:

If the Contract Owner elects the Liquidity Option, Nationwide will assess a charge equal to an annualized rate of 0.45% of the Daily Net Assets of the Variable Account during the first 4 Contract Years in exchange for a reduced CDSC schedule.  Subsequent purchase payments will only be permitted during the first Contract Year.

Additionally, we have revised the third paragraph of the “Extra Value Options” subsection as follows:
The Extra Value Options are not available if the Liquidity Option is elected.  If an Extra Value Option is elected, the Fixed Account is not available as an investment option under the contract except as the originating investment option as part of an Enhanced Dollar Cost Averaging or Dollar Cost Averaging for Living Benefits program (see "Contract Owner Services"). Allocations made to the Fixed Account in connection with such programs will be assessed a fee that corresponds to the Variable Account charge associated with the Extra Value Option elected.

Please note that this revised disclosure relating to the Extra Value Options now appears in the Extra Value Options supplement as Item 7.

d.         Lifetime Income Options. Please consider revising the disclosure and headings to indicate jurisdictional limits more clearly and obviously. Consider, for example, adding "(outside of NY)" or "(NY only)" to the headers for the 10% and 7% Lifetime Income Options respectively. Likewise, consider revising the beginning of the Spousal Continuation Benefit section for clarity (e.g., "[t]he 10% or 7% Spousal Continuation Benefit is only available ...if and when the contract is issued with the corresponding Lifetime Income Option. The 7% Spousal Continuation Benefit is only sold with contracts issued in New York; the 10% version is only sold with contracts issued outside of New York.").

Response.  We have revised the heading for the 7% Lifetime Income Option as follows (emphasis added):

7% Lifetime Income Option (State of New York Only)

We have also revised the first paragraph of the, “10% and 7% Spousal Continuation Benefit” subsection as follows (emphasis added):

The 10% and 7% Spousal Continuation Benefits allow a surviving spouse to continue to receive, for the duration of his/her lifetime, the benefit associated with the respective Lifetime Income Option, provided that certain conditions are satisfied.  The 10% or 7% Spousal Continuation Benefit is only available for election at the time of application if the corresponding Lifetime Income Option is elected.  The 10% Spousal Continuation Benefit is not available in the State of New York.  The 7% Spousal Continuation Benefit is only available in the State of New York.

4. Investing in the Contract (pp. 12-14).
a.         Rider Benefit Obligations. Please revise the disclosure describing the insurance company's general and separate account obligations so a reader will understand how that distinction applies to the optional living benefits offered. Specifically, explain that if the optional benefit value exceeds the value in the separate account, benefit payments based on that excess are: (i) obligations of the general account, not the separate account; and (ii) subject to the rights of the insurance company's other creditors and ultimately, its overall claims paying ability.

Response.  We have included a new subsection in “The Contract in General” section titled, “Nationwide’s Obligation in Connection with the Lifetime Income Options”, as follows:

Nationwide’s Obligation in Connection with the Lifetime Income Options

Nationwide’s Lifetime Income Options guarantee that, subject to the terms and conditions of the contract, Nationwide will make lifetime income surrender payments to the Contract Owner (and his or her spouse if a Spousal Continuation Benefit is elected) even after the Contract Value is depleted.  If the Contract Value gets depleted, additional lifetime income surrender payments are: (i) obligations of Nationwide’s General Account; and (ii) subject to the rights of Nationwide’s creditors and ultimately, its overall claims paying ability.

b.         The Fixed Account. Please clarify the procedures that would apply if Registrant exercised the rights reserved with respect to purchase payments. Specifically, indicate: (i) whether Nationwide will notify contractowners before restricting purchase payments; (ii) how Nationwide will notify contractowners that the restrictions have been lifted; (iii) whether (and how) the restrictions affect dollar cost averaging programs; and (iv) any special procedures that may apply if a contractowner's rights under the Lifetime Income Options are compromised because the purchase payments cannot be allocated to the variable subaccounts. Where appropriate, supplement related disclosure as well. For example, when a contractowner cannot increase variable account value through purchase payments, what happens if the deduction of contract charges reduces the variable account value to zero? Are optional benefits affected? If so, how?

Response.  Nationwide has elected to make the Fixed Account unavailable if an Extra Value Option is elected (except in association with Enhanced Dollar Cost Averaging and Dollar Cost Averaging for Living Benefits programs).  We have revised the disclosure to add the following new paragraph:

The Fixed Account is not available as an investment option if the Contract Owner elected an Extra Value Option (except as the originating investment option as part of the Enhanced Dollar Cost Averaging or Dollar Cost Averaging for Living Benefits programs (see, "Contract Owner Services")).

Please note that this revised disclosure relating to the Extra Value Options now appears in the Extra Value Options supplement as Item 9.

5. The Fixed Account (p. 14). We note that the paragraph directly above "Fixed Account Interest Rate Guarantee Period" does not indicate how Extra Value Credits ("EVCs") and Purchase Payment Credits ("PPCs") are reflected in the calculation of Fixed Account value. (The prospectus states that neither EVCs nor PPCs are considered purchase payments.) Please revise the description of Fixed Account value to reflect the application of these credits. Alternatively, explain why they are not included in this value.

Response.  We have revised the paragraph directly above the “Fixed Account Interest Rate Guarantee Period” subsection as follows (emphasis added):

Nationwide guarantees that the Fixed Account value will not be less than the amount of purchase payments and Purchase Payment Credits allocated to the Fixed Account, plus interest credited as described above, less any surrenders and any applicable charges including CDSC.  Additionally, Nationwide guarantees that interest credited to Fixed Account allocations will not be less than the minimum interest required by applicable state law.

Please note that revised disclosure that takes into account the Extra Value Option appears in the Extra Value Options supplement as Item 10.

6. Contingent Deferred Sales Charge (pp. 16-18). On page 16, please move the 1st sentence after Table 2 to the disclosure about the standard CDSC schedule. It does not apply to the Liquidity Option CDSC.

Response.  In the “Contingent Deferred Sales Charge” subsection, we moved the first sentence following Table 2 to the second paragraph of the subsection.  The revised second paragraph is as follows (emphasis added):

For contracts that have not elected the Liquidity Option, the standard CDSC schedule applies.  The CDSC is calculated by multiplying the applicable CDSC percentage shown in Table 1 by the amount of purchase payments surrendered.  For purposes of calculating the CDSC, surrenders are considered to come first from the oldest purchase payment made to the contract, then the next oldest purchase payment, and so forth.

7. Long-Term Care/Nursing Home and Terminal Illness Waiver (pp. 17-18). Per Appendix D, please indicate that this feature is not available in certain states.

Response.  We have revised the first paragraph of the “Long-Term Care/Nursing Home and Terminal Illness Waiver” subsection as follows (emphasis added):

The contract includes a Long-Term Care/Nursing Home and Terminal Illness Waiver at no additional charge.  This waiver is not available in every state.  For more detailed information, see "Appendix D: State Variations" later in this prospectus.

8. Optional Features: Terminology (pp. 21-26). The indicated pages use the term "L.Inc Option" throughout and define the relevant contract anniversary(ies) as the "L.Inc Anniversary." These terms appear to reflect the name of an existing contract's parallel lifetime income option feature. Please revise these references based on the option names in this product or rename them so all references are consistent.

Response.  We replaced “L.Inc Option” with “the 10% Lifetime Income Option or the 7% Lifetime Income Option” throughout.  The term “L.Inc Anniversary” is a term that is defined in the first paragraph of the “10% and 7% Lifetime Income Option” section.

9. Determination of the Income Benefit Base Prior to the First Surrender (p. 24). It is difficult to understand what the three values under paragraph (2) really reflect. Please consider supplementing the introductory paragraph with a short (1 or 2 sentence), plain English explanation of what these values represent. Although each calculation (subparagraphs (a) - (c)) is specific and clear, a practical understanding of those values may give investors a sense of the relationship between their Current Income Benefit Base and their purchase payments.

Response.  We have revised the introductory phrase of bullet item (2) to indicate conceptually that the 3 calculations comprise the 10% roll-up calculation and the 7% roll-up calculation, as appropriate.

10. Surrender (Redemption) Prior to Annuitization (p. 34). In the 3rd paragraph, the parenthetical cross-reference refers to a section describing when Nationwide may be unable to price a transaction. Currently, this cross-reference is out of context; please move it to the end of the paragraph where it makes better sense.

Response.  We have revised the third paragraph of the “Surrender (Redemption) Prior to Annuitization” section as follows (emphasis added):

Nationwide will pay any amounts surrendered from the Sub-Accounts within 7 days.  However, Nationwide may suspend or postpone payment when it is unable to price a purchase payment or transfer.  Please see the "Pricing" section for additional information.

11. Systematic Withdrawals (p. 37). As suggested for the Current Income Benefit Base calculation, please consider adding a plain English explanation of what each of the potential maximum CDSC values really represent. Alternatively, consider describing the general fact patterns in which each one would represent the maximum CDSC-free withdrawal value. This may help contractowners choose a systematic withdrawal appropriate for their circumstances.

Response.  Nationwide appreciates the Staff's suggestions regarding this provision.  Since this is a provision that appears within all of Nationwide's variable annuity contracts, Nationwide will, as part of its annual update process, re-evaluate this disclosure in light of the Staff's suggestions.

12. Frequency and Amount of Annuity Payments (p. 43). In the last paragraph, please delete the word "generally," or indicate the circumstances in which payments would not be sent within 3 days of the annuity payment date.

Response.  We have revised the last paragraph of the “Frequency and Amount of Annuity Payments” subsection as follows (emphasis added):

Nationwide will use its best efforts to send annuity payments within 3 days after each annuity payment date and the annuity payments will be received by the Annuitant within 7 to 10 days thereafter.

In addition, we have revised the “Annuity Payments” subsection of the “Synopsis of the Contract” section as follows (emphasis added):

On the Annuitization Date, annuity payments begin (see, "Annuity Commencement Date" and "Annuitizing the Contract" for more information).  Annuity payments will be based on the annuity payment option chosen prior to annuitization.  Nationwide will use its best efforts to send annuity payments within 3 days after each annuity payment date and the annuity payments will be received by the Annuitant within 7 to 10 days thereafter.

13. Statements and Reports (p. 44). This section states that only one copy of the Fund's prospectuses, annual and semi-annual reports, and other documents will be mailed to those addresses shared by two or more accounts. Rule 30e-1(f) under the Investment Company Act permits Funds to send only one report to a household if either (i) consent in writing is obtained, or (ii) without written consent upon satisfaction of certain conditions. In your response letter, please describe how Nationwide will satisfy the requirement that contractowners receive notice in a "separate written statement" at least 60 days before Registrant relies on it and represent that Registrant will comply with the 60 day notice period before household delivery begins.

Response.  Nationwide has established and implemented an automated process to send periodic mailings to contractowners on a regular basis in compliance with Rule 30e-1(f).  In addition, Nationwide represents that it will comply with the 60 day notice period before household delivery begins.

14. Appendix D: State Variations (pp. 66-68). Two statements in the New York section are relevant to all jurisdictions and also should be stated in the introductory paragraph preceding the Alabama section. The relevant information concerns the limited availability of the 7% Lifetime Income Option (3'd paragraph from the end of the New York section) and the potential limitations on investing in the Fixed Account (final NY paragraph).

Response.  We have revised “Appendix D: State Variations” to include the following new section:

All States other than State of New York – The 7% Lifetime Income Option and 7% Spousal Continuation Benefit are not available.  See "Optional Contract Benefits, Charges and Deductions" subsection "10% and 7% Lifetime Income Option" earlier in this prospectus for more information.

Also, we have revised “Appendix D: State Variations” by removing the final paragraph in the “New York” section relating to the potential limitations on the Fixed Account since this information is provided in the “Fixed Account” section earlier in the prospectus.

15. Other Required Disclosure, Exhibits, and Representations. Any exhibits, financial statements and other required disclosure not included in this registration statement must be filed in a pre-effective amendment to the registration statement. We urge all persons who are responsible for the accuracy and adequacy of the disclosure in the filings reviewed by the staff to be certain that they have provided all information investors require for an informed decision. Since the insurance company and its management are in possession of all facts relating to the insurance company's disclosure, they are responsible for the accuracy and adequacy of the disclosures they have made.

Response.  Nationwide represents that the Pre-Effective Amendment No. 1 either contains, or incorporates by reference, all required disclosure, exhibits, and representations.

In addition, Nationwide acknowledges that:

•
should the Commission or the staff, acting pursuant to delegated authority, declare the filing effective, it does not foreclose the Commission from taking any action with respect to the filing nor does the participation in the comment process;

•
the action of the Commission or the staff, acting pursuant to delegated authority, in declaring the filing effective, does not relieve the insurance company from its full responsibility for the adequacy and accuracy of the disclosure in the filing nor does participation in the comment process; and

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the insurance company may not assert this action or participation in the comment process as defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

Please contact me directly at (614) 249-8782 if you have any questions regarding this filing.

Sincerely,

/s/ BENJAMIN MISCHNICK
/s/ JAMIE RUFF CASTO

Benjamin Mischnick, Senior Counsel
Jamie Ruff Casto, Managing Counsel
Nationwide Life Insurance Company